                                                                     Rule 497(e)

Nuveen Municipal Trust, dated August 28, 2003           File No. 333-14725
Nuveen Multistate Trust I, dated September 29, 2003     File No. 333-16617
Nuveen Multistate Trust III, dated September 29, 2003   File No. 333-16611
Nuveen Multistate Trust IV, dated September 29, 2003    File No. 333-16615
Nuveen Investment Trust, dated October 28, 2003         File No. 333-03715
Nuveen Investment Trust II, dated November 28, 2003     File No. 333-33607

                  Supplement Dated July 20, 2004 to each of the
                      Statements of Additional Information
                     Of the above-referenced Nuveen trusts.

This language should be included to replace and supplement the maximum investment language for purchasing Class B shares and Class C shares in the section entitled Additional Information on the Purchase and Redemption of Fund Shares.

     You may not purchase Class B shares if you are a single purchaser placing a purchase order of $100,000 or more of Fund shares. You may not purchase Class C shares if you are a single purchaser placing a purchase order of $250,000 or more of Fund shares. Such purchase orders will not be accepted.

In addition, in the section entitled Additional Information on the Purchase and Redemption of Fund Shares, the following language should be added to the subsection entitled, General Matters.

     Other compensation to certain dealers

     Nuveen Advisory Corp. and its advisory affiliate, Nuveen Institutional Advisory Corp., (together the "Nuveen Advisers"), at their own expense, currently provide additional compensation to investment dealers who distribute shares of the Nuveen mutual funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or (b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the prospectus. Nuveen Advisers make these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen funds, including costs associated with educating a firm's financial advisors about the features and benefits of Nuveen funds. Nuveen Advisers will, on an annual basis, determine the advisability of continuing these payments. Additionally, the Nuveen Advisers may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen funds.

     In 2004, the Nuveen Advisers expect that they will pay additional compensation to the following dealers:

               A.G. Edwards & Sons, Inc.
               American Express Financial Advisors Inc.
               Merrill Lynch, Pierce, Fenner & Smith, Inc.
               Prudential Investments LLC
               Raymond James Group
               Smith Barney
               UBS Financial Services Inc.
               Wachovia Securities LLC

In addition, in the section entitled, MANAGEMENT, the following persons should be removed from the list of trustees:

          William E. Bennett, Trustee
          Anne E. Impellizzeri, Trustee
          William L. Kissick, Trustee
          Thomas E. Leafstrand, Trustee
          Peter R. Sawers, Trustee
          Sheila W. Wellington, Trustee

               Please retain this supplement for future reference.